UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2019

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)At a meeting of the Board of Directors (the “Board”) of Old National Bancorp (the “Company”) on January 15, 2019, Robert G. Jones notified the Board of his decision to retire as Chief Executive Officer of the Company effective as of the commencement of the Company’s 2019 Annual Meeting of Shareholders to be held on May 2, 2019 (the “Annual Meeting”).  Mr. Jones will continue to serve as the Company’s Chairman of the Board through January 2020.

(c) At its January 15, 2019 meeting, the Board elected James C. Ryan, III, age 47, to succeed Mr. Jones as Chief Executive Officer of the Company, effective as of the commencement of the Company’s 2019 Annual Meeting on May 2, 2019.

Mr. Ryan has served as the Company’s Senior Executive Vice President and Chief Financial Officer since May 2016.  He previously served as Executive Vice President and Director of Corporate Development and Mortgage Banking from February 2015 to May 2016, Executive Vice President and Director of Corporate Development from July 2009 to February 2015, Senior Vice President and Integration Executive from December 2006 to July 2009, and Senior Vice President and Treasurer from March 2005 to December 2006.

There are no arrangements or understandings between Mr. Ryan and any other persons pursuant to which he was selected as Chief Executive Officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Also, at its January 15, 2019 meeting, the Board elected Brendon B. Falconer, age 43, to succeed Mr. Ryan as the Company’s Chief Financial Officer, effective as of the commencement of the Company’s 2019 Annual Meeting on May 2, 2019.

Mr. Falconer has served as the Company’s Senior Vice President and Treasurer since November 2016.  He previously served as Senior Vice President and Credit Operations Director from March 2013 to November 2016, Loss Share President from January 2012 to March 2013, and Vice President and Bank Controller from April 2009 to January 2012.

There are no arrangements or understandings between Mr. Falconer and any other persons pursuant to which he was selected as Chief Financial Officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company is working on employment agreements for Mr. Ryan and Mr. Falconer, along with compensation arrangements, and will amend this 8-K once these agreements are finalized.  Mr. Ryan is currently a party to an employment agreement with the Company, which is described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 5, 2018.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Old National Bancorp on January 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2019

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
EVP, Chief Legal Counsel and Corporate Secretary

3